Sussex Bancorp

July 2005

KBW Community Bank Conference

AMEX / SBB

FORWARD-LOOKING DISCLAIMER

Statements contained in this presentation which are not historical facts are forward-looking statements.  In addition, Sussex Bancorp, through its senior management, may from time to time make forward-looking public statements concerning the matters described herein. Such forward-looking statements are estimates reflecting the best judgment of Sussex Bancorp’s senior management based upon current information and involve a number of risks and uncertainties.  Certain factors which could affect the accuracy of such forward-looking statements are identified in the public filings made by
Sussex Bancorp with the Securities and Exchange Commission, including the company’s annual report on form 10-K for the year ended December 31,
2004 and forward-looking statements contained in this or other public statements of Sussex Bancorp or its senior management should be considered in light of those factors.  There can be no assurance that such factors or other factors will not affect the accuracy of such forward-looking statements.  Sussex Bancorp undertakes no obligation to revise these statements after the date of this presentation.

($ in millions)	
Assets:	$290.5
Loans:	$186.3
Deposits:	$236.3
Equity:	$32.6
Market Cap.:	$43.2
Distribution Network:	8 bank branches
	2 LPOs
	1 insurance office

SUSSEX BANK

SUSSEX BANCORP

Headquartered in Sussex County, NJ

Chartered in 1975 with $1.5 million in
capital:

2000: Obtained capital contribution from
competitor Lakeland Bancorp

2004: Raised $15.2 million through
follow-on equity offering doubling our
capital

Lines of business:

Personal & business banking

Insurance agency

Mortgage banking

Title insurance & settlement services

Trust & investment services

  OUR COMMUNITY BANK PHILOSOPHY EMPHASIZES A HIGH SERVICE LEVEL,
PERSONALIZED APPROACH WHICH IS GENERALLY NOT OFFERED BY OUR LARGER
COMPETITORS.

INVESTMENT THESIS

Demonstrated record of success managing and growing a community bank:

15% compounded annual growth of assets(1)

12% compounded annual growth of loans(1)

13% compounded annual growth of deposits(1)

20% compounded annual growth of net income(1)

14% compounded annual growth of EPS(1)

Contiguous markets are much larger than Sussex and have been disrupted by consolidation. These markets include some of the wealthiest in the United States.
We intend to grow in these markets by capturing market share from our larger competitors.

We have built an infrastructure and have obtained the capital to support a much larger institution.

Experienced management team with deep knowledge of market area and large ownership stake of 17%.

(1) For the ‘00 – ‘04 period

BUSINESS PLAN

ELEMENTS OF OUR 3-5 YEAR BUSINESS PLAN:

Continue to grow the balance sheet organically at rates consistent with our recent track record (10 -13%) by expanding in Sussex and into contiguous markets:

Capitalize on dislocation caused by merger & acquisition activity

Take advantage of greater deposit base in surrounding counties by stealing market share

De novo branching

M&A opportunities (whole bank, branch and insurance agency acquisitions)

Loan production offices

Improve the profitability of franchise over 3-5 year time horizon:

Focus on commercial loan growth to improve our yield on loans

Focus on growing core deposits to lower our cost of funds

Obtain economies of scale as our balance sheet grows into our infrastructure

Our goal is to create a $500 million + community banking company with an ROA of at least 1%

Bank Branches
Insurance Office
Loan Production Office

City	Deposits 06/04 ($000)	Date Opened / Acquired
Branches		
Franklin, NJ	66,267	February 1976
Newton, NJ	38,184	March 1992
Vernon, NJ	30,866	May 1980
Sussex, NJ	24,851	June 1992
Montague, NJ	19,050	April 1982
Sparta, NJ	18,161	December 1983
Augusta, NJ	10,431	February 2000
Andover, NJ	9,793	March 1992
LPOs		
Milford, PA		August 2003
Warwick, NY		May 2005
Insurance Agency		
Augusta, NJ		October 2001

SUSSEX BANK

DISTRIBUTION NETWORK

Our distribution network currently consists of 8 full-service branch locations, 2 loan production offices and 1 insurance agency office.

(Parentheses indicate county deposits as of June 30, 2004)

PIKE
Milford
ORANGE
Warwick
Montague
SUSSEX
Vernon
Franklin
Augusta
Newton
Sparta
Andover
PASSAIC
WARREN
MORRIS
Bank Branches
Insurance Office
Loan Production Office

SUSSEX BANK

BUSINESS STRATEGY

EXPAND THE FRANCHISE IN CONTIGUOUS COUNTIES: THE OPPORTUNITY

Leveraging our high touch / service business model

Significantly larger markets

Markets disrupted by consolidation

Market contains $29.9 billion in deposits

Market has experienced 10 mergers(1)
over the last 2 years where 22.1% of
deposits ($6.6 billion) have or will be
“turned over”

(1) Source: SNL Financial

Mergers include:  Bank of America / Fleet, Citizens / Charter One, PNC / United National, North Fork / Trust Co. of NJ,

Lakeland / Newton Financial, Valley / NorCrown, Kearny / West Essex, Provident / Warwick Community,

Center Bancorp / Red Oak Bank, TD Banknorth / Hudson United

(Parentheses indicate county deposits as of June 30, 2004)

Total Deposits in Market ($000)	Deposits Controlled by top 5 Institutions (%)	Deposits "Turned Over" in the last 2 years [1] (%)	Total Population 2004 (Actual)	Median House-Hold Income 2004 ($)	Projected Population Change 2004-2009 (%)	Small Businesses [2]	Total Businesses [2]
Sussex, NJ	1,905,002	78.9	12.7	151,480	71,902	5.91	3,590	3,621
Morris, NJ	11,914,352	55.0	21.1	484,013	87,589	3.44	16,918	17,395
Passaic, NJ	8,872,186	60.5	10.6	499,333	53,269	2.45	11,905	12,160
Orange, NY	5,023,081	59.3	42.5	366,959	58,359	8.56	8,316	8,466
Warren, NJ	1,783,411	79.9	43.0	110,422	62,858	8.91	2,779	2,821
Pike, PA	422,957	95.1	0.0	52,865	49,689	15.59	761	769
New Jersey				8,687,337	61,779	3.80	231,998	237,505
United States				292,936,668	46,475	4.84	7,033,899	7,200,770

SUSSEX BANK

ATTRACTIVE DEMOGRAPHICS OF OUR TARGET MARKETS

Data obtained from: SNL Financial's Datasource database

SNL's source of deposit data: Federal Deposit Insurance Corporation; Data as of June 30, 2004

SNL's source of demographic data: Claritas

(1) Mergers include:  Bank of America / Fleet, Citizens / Charter One, PNC / United National, North Fork / Trust Co. of NJ,

Lakeland / Newton Financial, Valley / NorCrown, Kearny / West Essex, Provident / Warwick Community,

Center Bancorp / Red Oak Bank, TD Banknorth / Hudson United

(2) Data as of 2002; Source: US Census; Small businesses defined as those with less than 100 employees

OUR TARGETED MARKETS ARE DENSELY POPULATED MARKETS WITH
ROBUST BUSINESS CLIMATES:

Sussex, NJ

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	Lakeland Bancorp		710,920	37.32
2	Bank of New York Co.	√	246,707	12.95
3	Sussex Bancorp		217,808	11.42
4	PNC Financial Services Group	√	165,394	8.68
5	Valley National Bancorp		163,352	8.57

Warren, NJ

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	PNC Financial Services Group	√	702,247	39.38
2	First Hope Bank A Natl Bk Asc.		205,804	11.54
3	Hudson City Bancorp Inc.		182,227	10.22
4	Bank of America Corp.	√	175,703	9.85
5	Wachovia Corp.	√	157,935	8.86

Passaic, NJ

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	Valley National Bancorp		2,352,888	26.53
2	PNC Financial Services Group	√	1,005,110	11.33
3	Wachovia Corp.	√	784,262	8.84
4	Hudson City Bancorp Inc.		636,496	7.17
5	Washington Mutual Inc.	√	583,224	6.57

Orange, NY

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	Bank of America Corp.	√	757,694	15.08
2	Provident Bancorp Inc.		680,183	13.54
3	Bank of New York Co.		586,984	11.69
4	TD Banknorth Inc.	√	546,215	10.87
5	Citizens Financial Group, Inc.	√	409,798	8.16

Morris, NJ

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	Bank of America Corp.	√	2,009,451	16.87
2	Hudson City Bancorp Inc.		1,312,514	11.02
3	JPMorgan Chase & Co.	√	1,224,511	10.28
4	Wachovia Corp.	√	1,060,091	8.90
5	PNC Financial Services Group	√	940,409	7.89

Pike, PA

	Institution	Out of State	Deposits ($000)	Market Share (%)
1	Wachovia Corp.	√	141,453	33.44
2	Norwood Financial Corp.		84,270	19.92
3	Citizens Financial Group, Inc.	√	81,573	19.29
4	NBT Bancorp Inc.	√	64,873	15.34
5	Dimeco Inc.		29,962	7.08

SUSSEX BANK

OUR EXISTING AND TARGET MARKETS

HIGHLY CONSOLIDATED MARKETS, POPULATED BY LARGE, OUT OF STATE
COMPETITORS:

Source: SNL Financial (FDIC data); Deposit data as of 6/30/2004 and pro forma for pending and completed acquisitions

Year Ended December 31,					YTD
	2000	2001	2002	2003	2004	6/30/2005
PROFITABILITY RATIOS						
Return on Average Assets (ROAA)	0.50 %	0.42 %	0.54 %	0.62	0.63 %	0.86 %
Cash ROATA	0.54	0.46	0.59	0.68	0.69	0.92
Return on Average Equity (ROAE)	8.22	6.72	9.06	10.27	9.90	7.50
Cash ROATE	9.40	7.93	12.21	13.66	12.97	8.73
Net Interest Margin	3.95	3.40	3.82	3.86	4.10	4.43
Efficiency Ratio	77.2	79.8	79.7	78.3	76.3	74.7
Fee income ratio[1]	13.3	21.5	30.0	33.1	33.5	31.1

SUSSEX BANK

FINANCIAL PERFORMANCE

(1) Non-interest income as a percentage of net interest income + non-interest income; Excludes securities gains/losses

IMPROVE CORE PROFITABILITY

BALANCE SHEET INITIATIVES

Continue to transform the bank’s balance sheet:

Continue our growth in core deposits to reduce our cost of funds

Continue our commercial real estate and commercial loan growth to raise our yield on earning assets

Will result in net interest margin expansion

NIM goal of 4.50% over 3-5 years

Efficiency ratio goal of 65% over 3-5 years

IMPROVE CORE PROFITABILITY

Improve Efficiency

Through growth &

            scalability:

Investments in our

            future have been

            made:

Investments recently made in our infrastructure and
product platform, coupled with recent hires has created
the foundation to support a $500 million institution

Our expenses should not grow proportionally to our
earning asset growth

We have invested significantly in our future:

Relocated our corporate office to a sufficiently large space

Jack Henry bank-wide processing program

IBM computer mainframe

Retained Tammy Case, a veteran of our market, as our
new Executive Vice President – Loan Administration

Formed Sussex Settlement Services to provide title
insurance & settlement services

$250
$220
$190
$160
$130
$100
'00 – '04 CAGR = 13%
$140.9
$178.6
$189.9
$207.7
$229.8
$236.3
2000
2001
2002
2003
2004
YTD

$200
$170
$140
$110
$80
$50
'00 – '04 CAGR = 17%
$87.8
$115.2
$136.8
$150.7
$166.6
$163.9
2000
2001
2002
2003
2004
YTD

Sussex Bank

DEPOSIT GROWTH

Strong organic growth in total deposits

Shift towards lower costing core deposits

Total Deposits ($M)

Core Deposits ($M)*

* Excludes all CDs

CDs
37.7%
Demand &
NOW
27.3%
Money
Market and
Savings
35.1%
CDs
30.1%
Demand &
NOW
20.4%
Money
Market and
Savings
49.5%

SHIFTING DEPOSIT MIX

Our solid growth in core deposits has lowered our overall cost of funds

“High Performance Checking” (free checking)

Aggressive marketing

Targeted mailings

12/31/2000

6/30/2005

Total Deposits: $140.9 million

Cost of Deposits: 3.29%

Total Deposits: $236.3 million

Cost of Deposits: 1.33%

$195
$180
$165
$150
$135
$120
$105
$90
'00 – '04 CAGR = 12%
$101.1
$106.1
$113.4
$134.4
$157.0
$186.3
2000
2001
2002
2003
2004
YTD

$125
$105
$85
$65
$45
$25
'00 – '04 CAGR = 27%
$32.5
$42.9
$52.0
$71.6
$84.0
$105.3
2000
2001
2002
2003
2004
YTD

SUSSEX BANK

LOAN GROWTH

Demonstrating strong organic growth

Loan production offices in Port Jervis, NY and Milford, PA

Approximately 90% of loans in Sussex, Orange & Pike Counties

Gross Loans ($M)

Commercial Portfolio* ($M)

* Commercial portfolio includes commercial and commercial real estate loans.

Consumer and Other 4.4%
Commercial 4.9%
Commercial R.E. 27.2%
Construction 8.9%
1-4 Family 54.5%

Consumer and Other 6.9%
Commercial 8.7%
Commercial R.E. 47.8%
Construction 12.2%
1-4 Family 24.4%

SUSSEX BANK

LOAN PORTFOLIO DYNAMICS SINCE 1999

TRANSFORMATION FROM THRIFT-LIKE BALANCE SHEET TO A MORE
COMMERCIAL FOCUS:

12/31/2000

06/30/2005

Gross Loans: $101.1 million

Gross Loans: $186.3 million

2000	2001	2002	2003	2004	YTD
Reserves/ Loans (%)						
Sussex Bancorp (1)	**0.96**	**1.08**	**1.22**	**1.29**	**1.45**	**1.21**
Nationwide Peers (2)	1.29	1.26	1.28	1.29	1.23	1.22
NPAs/ Loans & OREO (%)						
Sussex Bancorp (1)	**0.54**	**2.52**	**1.27**	**1.15**	**0.83**	**0.75**
Nationwide Peers (2)	0.57	0.61	0.74	0.67	0.43	0.43
Reserves/ NPLs (%)						
Sussex Bancorp (1)	**176.27**	**45.83**	**110.17**	**130.67**	**174.39**	**190.97**
Nationwide Peers (2)	202.29	218.15	129.42	210.49	276.30	264.53
NCOs/ Avg Loans (%)						
Sussex Bancorp (1)	**0.10**	**0.08**	**0.05**	**0.05**	**0.01**	**0.27**
Nationwide Peers (2)	0.10	0.16	0.12	0.13	0.10	0.02

SUSSEX BANK

ASSET QUALITY

83% of our portfolio is secured by real estate

Asset quality is closely monitored by Officers Loan Committee, Directors Loan
Committee and Board of Directors

We use an independent consultant to review a sample of our portfolio quarterly and verify our gradings

Charge-offs have remained low throughout our history

(1)

 YTD for Sussex is the six months ended June 30, 2005;

 YTD for the nationwide peers is the three months ended March 31, 2005

(2)

 Includes all publicly traded banks nationwide with $200 million - $400 million in assets

$5,500
$4,500
$3,500
$2,500
$1,500
$500
CAGR=52%
$853
$1,620
$3,132
$3,907
$4,531
$4,850
2000
2001
2002
2003
2004
YTD*

40.0%
30.0%
20.0%
10.0%
0.0%
13.3%
21.5%
30.0%
33.1%
33.5%
31.1%
2000
2001
2002
2003
2004
YTD

SUSSEX BANK

FEE BASED BUSINESSES

31.1% of our revenues come from fee income businesses as compared to 14.8%
for our nationwide peer group**.

YTD Nationwide Bank Median** = 14.8%

**Includes all publicly traded banks nationwide with $200 million - $400 million in assets

   YTD is the three months ended March 31, 2005

*2005 data is annualized

Fee Income ($000)

Fee Income / Revenue (%)

FEE BASED BUSINESSES

We have a diversified source of revenues uncommon of an institution of our size.

Fee income

31.1%

Net interest income

68.9%

Investment

Brokerage

Fees

5.4%

Deposit

Services & ATM

fees

29.7%

Insurance

Brokerage

50.2%

Mortgage

Broker Fees

6.6%

Revenue Composition (YTD)

Fee Revenue Composition (YTD)

Other

8.1%

Analysis excludes securities gains / losses

$ Thousands	Year Ended December 31, 2000	2001	2002	2003	2004	YTD 6/30/2005	Peer * Average 3/31/2005
CAPITAL RATIOS							
Equity / Assets	6.26 %	6.02 %	6.06 %	6.19 %	11.37 %	11.22 %	9.20 %
Tangible Equity / Tangible Assets	5.94	4.87	4.99	5.13	10.48	10.40	9.01
Leverage	6.21	4.87	6.66	7.15	12.86	12.37	10.03
Tier 1 Capital	9.62	8.45	11.77	11.14	18.84	16.85	13.31
Total Capital	10.58	9.46	13.36	12.37	20.09	17.90	14.10

Sussex Bank

FINANCIAL PERFORMANCE

In December of 2004, we raised $15.2 million in net proceeds in a follow-on common stock offering which doubled our capital.

We now have the necessary capital to grow and execute our strategic plan:

Organic growth

Expand our footprint in contiguous markets

Opportunistic acquisitions

Strategic hires

*Includes all publicly traded banks nationwide with $200 million - $400 million in assets

$ Thousands	Year Ended December 31,					YTD	CAGR
	2000	2001	2002	2003	2004	6/30/2005	'00 -'04
INCOME STATEMENT							
Net Interest Income	$5,552	$5,901	$7,324	$7,911	$8,977	$5,378	12.8 %
Loan Loss Provision	229	252	300	405	558	341	
Net Interest Income after Provision	5,323	5,649	7,024	7,506	8,419	5,037	12.1 %
Noninterest Income	853	1,620	3,132	3,907	4,531	2,425	51.8 %
Gain/ Loss on Sale of Securities	-14	8	0	133	16	0	
Nonrecurring Income	0	0	160	0	0	0	
Noninterest Expense	5,096	6,165	8,634	9,600	10,794	5,825	
Nonrecurring Expense	57	0	0	0	0	0	
Income Before Taxes	1,009	1,112	1,682	1,946	2,172	1,637	21.1 %
Income Tax Expense	242	317	526	505	581	451	
Net Income	$767	$795	$1,156	$1,441	$1,591	$1,186	20.0 %
PER SHARE DATA							
Earnings per share (Diluted)	$0.49	$0.44	$0.64	$0.78	$0.82	$0.39	13.7 %
Cash earnings per share (Diluted)[1]	0.52	0.48	0.69	0.84	0.89	0.41	14.0
Book value per share	6.43	7.03	7.71	8.23	10.57	10.84	13.2
Tangible book value per share	6.09	5.62	6.28	6.74	9.64	9.45	12.2

SUSSEX BANK

FINANCIAL PERFORMANCE

(1) Excluding amortization of intangibles, net of tax

EXPANDING THE FRANCHISE AND BUILDING SHAREHOLDER VALUE

Business plan with realistic and achievable goals:

$500 million assets

1% ROA

Demonstrated track record of success as a community bank:

Historic growth of 12% – 13% of loans and deposits

Investments in our infrastructure have been made and we have obtained the necessary capital to support our strategic plan.

Existing and contiguous markets are ideal for expansion:

Densely populated and affluent with strong business climates

Customer dislocation as a result of bank consolidation

Management and Board interest aligned with shareholders:

Management and Board ownership – 17%

CEO ownership – 4%